UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 8, 2014
___________________
HEARTLAND PAYMENT SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32594	22-3755714
(State or other jurisdiction	(Commission File No)	(I.R.S. Employer
of incorporation or organization)		Identification Number)

90 Nassau Street, Princeton, New Jersey 08542
(Address of principal executive offices) (Zip Code)
(609) 683-3831
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
The following proposals were submitted to our stockholders at the 2015 Annual Meeting of Stockholders held on May 8, 2015:

•
The election of seven directors to our Board of Directors for terms expiring at the 2016 Annual Meeting of Stockholders or until their successors are duly elected and qualified as provided in our Bylaws.

•	The ratification of Deloitte & Touche LLP as our independent registered public accounting firm for the year ended December 31, 2015.

•	The approval of our executive compensation by a non-binding advisory vote.

•	The approval of our Second Amended and Restated 2008 Equity Incentive Plan.

For more information about the foregoing proposals, see our proxy statement dated March 27, 2015. the relevant portions of which are incorporated herein by reference. Holders of our common stock are entitled to one vote per share on all matters submitted to a vote of stockholders. The final voting results consisting of the number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:
Board of Director Election Results

Director Nominee	Votes For	Withheld	Broker Non-Votes
Robert O. Carr	29,657,581	2,073,799	2,397,714
Maureen Breakiron-Evans	31,615,327	116,053	2,397,714
Mitchell L. Hollin	31,289,477	441,903	2,397,714
Robert H. Niehaus	31,254,860	476,520	2,397,714
Marc J. Ostro, Ph.D.	31,419,757	311,623	2,397,714
Jonathan J. Palmer	31,334,144	397,236	2,397,714
Richard W. Vague	31,611,446	119,934	2,397,714

The seven nominees who received the highest number of votes (all of the above individuals) were elected to the Board of Directors, and will serve as directors until our next annual meeting or until their respective successors are elected and qualified.
Ratification of Deloitte & Touche LLP
The results of the voting included 32,769,276 votes for, 1,309,830 votes against, 49,988 votes abstained and no votes were broker non-votes. The appointment was ratified.
Non-binding Advisory Vote on Executive Compensation
The results of the voting included 29,069,128 votes for, 2,495,734 votes against, 166,518 votes abstained and 2,397,714 votes were broker non-votes. Our executive compensation was approved by a non-binding advisory vote.

Approval of our Second Amended and Restated 2008 Equity Incentive Plan
The results of the voting included 30,877,068 votes for, 836,976 votes against, 17,336 votes abstained and 2,397,714 votes were broker non-votes. Our Second and Amended Restated 2008 Equity Incentive Plan was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	May 12, 2015

Heartland Payment Systems, Inc.
(Registrant)

		By:	/s/ Samir M. Zabaneh
Samir M. Zabaneh
Chief Financial Officer